UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2019

LILIS ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35330	74-3231613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1800 Bering Drive, Suite #510
Houston, TX	77057
(Address of Principal Executive Offices)	(Zip Code)

(817) 585-9001
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02    Results of Operations and Financial Condition.

As described under Item 7.01 below, on March 5, 2019, Lilis Energy, Inc. (the “Company”) posted to its website a presentation related to the recapitalization referred to in Item 7.01 below. Among other matters, the presentation provides a summary of the Company’s cash and capitalization as of December 31, 2018, on an actual basis and on a pro forma basis giving effect to the recapitalization. A copy of the presentation is furnished as Exhibit 99.2 hereto.

Item 7.01    Regulation FD Disclosure.

On March 5, 2019, the Company issued a press release announcing that it entered into definitive agreements for a recapitalization involving (i) the exchange of the Company’s second lien term loan for a combination of preferred and common stock and (ii) an increase in the borrowing base under the Company’s revolving credit facility. The press release also announced that the Company’s management will host a conference call on Friday, March 8, 2019, at

11:00 AM Eastern Time, to review financial results and provide an update on the Company’s corporate developments.

Also, on March 5, 2019, the Company posted to its website a presentation related to the recapitalization.

Copies of the press release and the presentation are furnished as Exhibits 99.1 and 99.2 hereto.

The information furnished under Item 2.02 and Item 7.01, including the accompanying Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as specifically stated in such filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated March 5, 2019.
99.2	Recapitalization Summary Presentation dated March 5, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2019	LILIS ENERGY, INC.

	By:	/s/ Joseph C. Daches
President, Chief Financial Officer and Treasurer

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